                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                    ----------------------------------------

                          DATE OF REPORT: MAY 26, 2004
                                          --------------------------------
                                         (DATE OF EARLIEST EVENT REPORTED)

                                    333-82617
                            ------------------------
                            (COMMISSION FILE NUMBER)

           MICHIGAN                               VENTURE HOLDINGS COMPANY LLC                              38-3470015
           MICHIGAN                                        VEMCO, INC.                                      38-2737797
           MICHIGAN                              VENTURE INDUSTRIES CORPORATION                             38-2034680
           MICHIGAN                          VENTURE MOLD & ENGINEERING CORPORATION                         38-2556799
           MICHIGAN                                  VENTURE LEASING COMPANY                                38-2777356
           MICHIGAN                                    VEMCO LEASING, INC.                                  38-2777324
           MICHIGAN                               VENTURE HOLDINGS CORPORATION                              38-2793543
           MICHIGAN                                  VENTURE SERVICE COMPANY                                38-3024165
           MICHIGAN                                EXPERIENCE MANAGEMENT, LLC                               38-3382308
           MICHIGAN                                   VENTURE EUROPE, INC.                                  38-3464213
           MICHIGAN                                  VENTURE EU CORPORATION                                 38-3470019
-------------------------------      ------------------------------------------------------  ---------------------------------------
(STATE OR OTHER JURISDICTION OF      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)  (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION)

  6555 15 MILE ROAD
  STERLING HEIGHTS,
       MICHIGAN                                       48312
---------------------                                 -----
(ADDRESS OF PRINCIPAL                                 (ZIP
  EXECUTIVE OFFICES)                                  CODE)

                                 (586) 276-1701
                       ----------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Venture Holdings Company LLC and its subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Venture Leasing, Inc. Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively, the "Debtors") are each Debtors and Debtors in Possession in jointly administered cases (Case No. 03-48939) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, at Detroit, Michigan (the "Bankruptcy Court").

                  On May 13, 2004, the Bankruptcy Court entered an Order establishing an expedited process for approval of the Debtors' Disclosure Statement with respect to the Debtors' Joint Plan of Reorganization and setting a hearing beginning on June 17, 2004 on the confirmation of the Debtors' Joint Plan of Reorganization. On May 17, 2004, the Debtors filed their First Amended Disclosure Statement. On May 18, 2004, the Debtors filed their First Amended Joint Plan of Reorganization. In response to input from various constituents in these cases, the Debtors filed their Second Amended Joint Plan of Reorganization on May 25, 2004 (the "Plan"). Also on May 25, 2004, the Court held a hearing on the approval of the Debtors' First Amended Disclosure Statement for distribution to creditors for purposes of soliciting votes on the Plan (the "Disclosure Statement Hearing"). In response to comments provided by parties in interest up to and during the Disclosure Statement Hearing, the Debtors filed their Second Amended Disclosure Statement, which the Court approved for distribution on May 26, 2004. A copy of the Second Amended Disclosure Statement and all exhibits thereto, including the Plan and that certain Contribution Agreement dated as of September 22, 2003 (the "Contribution Agreement") by and between the Debtors and the Winget Entities, as defined below, is attached as Exhibit 99 to this Current Report and is incorporated by reference. The Debtors are in the process of soliciting votes on the Plan in anticipation of the confirmation hearings scheduled to begin on June 17, 2004. The Debtors, the Creditors' Committee and the steering committee for the Debtors' pre-petition secured lenders (the "Steering Committee") support the Plan.

                  At the Disclosure Statement Hearing, counsel for Larry J. Winget, Sr. ("Winget"), the sole beneficiary of the Venture Holdings Trust (which, in turn, owns all of the equity interest in Venture Holdings), on behalf of himself and certain entities owned or controlled by Winget (collectively, the "Winget Entities"), presented a letter to the Debtors dated May 25, 2004 (the "Contribution Agreement Termination Letter") which purportedly terminates the Contribution Agreement. The Contribution Agreement Termination Letter states that the Winget Entities are terminating the Contribution Agreement for the alleged failure of the Debtors to comply with certain conditions in the Contribution Agreement prior to the Disclosure Statement Hearing. The Contribution Agreement Termination Letter also cites as grounds for termination or rescission of the Contribution Agreement under Michigan law, actual and anticipatory breach of the Contribution Agreement, breach of the implied covenant of good faith and fair dealing, impossibility of condition and frustration of purpose. The Debtors, the Steering Committee and the Creditors' Committee dispute that the effect of the Contribution Agreement Termination Letter is a valid termination of the Contribution Agreement and will seek to compel the Winget Entities to comply with the Contribution Agreement. While the Debtors believe that they have valid arguments to negate the effectiveness of the Contribution Agreement Termination Letter, if the Debtors' arguments are not successful, because the Contribution Agreement is an integral component of the Plan, the Debtors will not be able to confirm the Plan.

                  In addition, Winget and Venture Holdings entered into a Separation Agreement dated as of May 13, 2004 (the "Winget Separation Agreement") pursuant to which (a) Winget's employment with Venture Holdings was terminated and (b)Winget resigned from his positions as an officer or member of the board of managers of Venture Holdings, and as an officer, director and/or employee of each direct and indirect subsidiary of Venture Holdings, including the Debtors, to the extent currently held by Winget. The Winget Separation Agreement is subject to Bankruptcy Court approval. A copy of the Winget Separation Agreement is attached as Exhibit 10 to this Current Report and is incorporated by reference.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         1.       Financial Statements of Businesses Acquired.

                       Not applicable.

         2.       Pro Forma Financial Information.

                       Not applicable.

         3.       Exhibits.

         List of Exhibits

10       Separation Agreement dated May 13, 2004 between Larry J. Winget and Venture Holdings Company, LLC.

99       Second Amended Disclosure Statement of Venture Holdings Company LLC and its Domestic Subsidiaries
         dated May 25, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VENTURE HOLDINGS COMPANY LLC
                                       VEMCO, INC.
                                       VENTURE INDUSTRIES CORPORATION
                                       VENTURE MOLD & ENGINEERING
                                           CORPORATION
                                       VENTURE LEASING COMPANY
                                       VENTURE LEASING, INC.
                                       VENTURE HOLDINGS CORPORATION
                                       VENTURE SERVICE COMPANY
                                       EXPERIENCE MANAGEMENT, LLC
                                       VENTURE EUROPE, INC.
                                       VENTURE EU CORPORATION

                                       By: /S/ DAVID E. BARNES
                                           ----------------------------------
                                           David E. Barnes
                                           Vice President and General Counsel

Date: June 4, 2004

                                  EXHIBIT INDEX

Exhibit No.                                          Description
-----------                                          -----------
   10          Separation Agreement dated May 13, 2004 between Larry J. Winget and Venture Holdings Company, LLC.

   99          Second Amended Disclosure Statement of Venture Holdings Company LLC and its Domestic Subsidiaries
               dated May 25, 2004.

UNITED STATES